Exhibit 10.1

2004-000707-0

Recording Dist: 320 – Iliamna

5/14/2004 8:24 AM Pages: 1 of 2

MINING QUITCLAIM DEED

THE GRANTOR, Alaska Earth Resources, Inc., (AERI) an S corporation qualified to conduct business in the State of Alaska and whose mailing address is 11401 Olive Lane, Anchorage, Alaska, 99515, in consideration of ten dollars ($10) in hand paid and other good and valuable consideration, does hereby convey and quitclaim unto THE GRANTEE, Furio Resources Inc., (FRI) a Nevada corporation qualified to conduct business in the State of Alaska (file #86420-F) and whose mailing address 1802 N. Carson Street., Suite 212, Carson City NV 89701, all of the right, title and interest that AERI holds in the FUR 1 through FUR 13, FUR 16 through 25, and FUR 35 through 36 State of Alaska full quarter section mining claims (ADL Numbers 644524 though 644536, 644539 through 644548, 644558 644559) more particularly described in the Exhibit A attached hereto.

Said State of Alaska full quarter section mining claims are situated within the Seward Meridian, Township 5 South, Range 39 West, Sections 12, 24, and 25 and Township 5 South, Range 38 West, Sections 17, 19, 20, 21, 29, and 30 are also within the Iliamna Recording District and the Third Judicial District of the State of Alaska.

IN WITNESS whereof, the Grantor, Alaska Earth Sciences Inc. has caused this Quitclaim Deed to be executed in May 13, 2004.

Alaska Earth Resources Inc.

By:

/S/ William T. Ellis

Name: William T. Ellis

Title: Director/Secretary

ACKNOWLEDGMENT

STATE OF ALASKA

}

} ss.

THIRD JUDICIAL DISTRICT

}

THIS IS TO CERTIFY that on this 13th day of May, 2004, at Anchorage, Alaska, the forgoing instrument was acknowledged before me by William T. Ellis.

GIVEN UNDER MY HAND and official seal the day and year written above.

/S/ Markel Jana

Notary Public for the State of Alaska

My Commission expires on 09/23/06.

AFTER RECORDING RETURN TO:

Alaska Earth Resources Inc.

11401 Olive Lane

Anchorage, AK 99515

Mining Quitclaim Deed – Page 1 of 2

EXHIBIT A

Claim Name	CL No	Disc Date	Post Date	Rec District	Meridian	Township	Range	Section	Q Sect	Acres	ADL No.	Record Date	Record Document #
FUR	1	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	12	SE	160	644524	3/13/2004	2004-000596-0
FUR	2	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	25	SW	160	644525	3/13/2004	2004-000597-0
FUR	3	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	25	SE	160	644526	3/13/2004	2004-000598-0
FUR	4	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	30	SW	160	644527	3/13/2004	2004-000599-0
FUR	5	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	30	SE	160	644528	3/13/2004	2004-000600-0
FUR	6	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	29	SW	160	644529	3/13/2004	2004-000601-0
FUR	7	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	29	NE	160	644530	3/13/2004	2004-000602-0
FUR	8	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	29	NW	160	644531	3/13/2004	2004-000603-0
FUR	9	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	30	NE	160	644532	3/13/2004	2004-000604-0
FUR	10	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	30	NW	160	644533	3/13/2004	2004-000605-0
FUR	11	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	25	NE	160	644534	3/13/2004	2004-000606-0
FUR	12	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	25	NW	160	644535	3/13/2004	2004-000607-0
FUR	13	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	26	NE	160	644536	3/13/2004	2004-000608-0
FUR	16	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	39 West	24	SE	160	644539	3/13/2004	2004-000611-0
FUR	17	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	19	SW	160	644540	3/13/2004	2004-000612-0
FUR	18	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	19	SE	160	644541	3/13/2004	2004-000613-0
FUR	19	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	20	SW	160	644542	3/13/2004	2004-000614-0
FUR	20	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	20	SE	160	644543	3/13/2004	2004-000615-0
FUR	21	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	21	SW	160	644544	3/13/2004	2004-000616-0
FUR	22	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	21	NW	160	644545	3/13/2004	2004-000617-0
FUR	23	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	20	NE	160	644546	3/13/2004	2004-000618-0
FUR	24	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	20	NW	160	644547	3/13/2004	2004-000619-0
FUR	25	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	19	NE	160	644548	3/13/2004	2004-000620-0
FUR	35	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	17	SW	160	644558	3/13/2004	2004-000630-0
FUR	35	March 13, 2004	March 13, 2004	Iliamna	Seward	5 South	38 West	17	SE	160	644559	3/13/2004	2004-000631-0

Ming Quitclaim Deed – Page 2 of 2

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2004-000707-0